UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 10, 2011
Date of Report (Date of earliest event reported)

COGITO MEDIA GROUP INC.
Formerly known as Kurrant Mobile Catering Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-53011	26-1559350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

279 Sherbrooke West, Suite 305 Montreal, Quebec, Canada	H2X 1Y2
(Address of principal executive offices)	(Zip Code)

 (858) 531-5723
Registrant’s telephone number, including area code

Kurrant Mobile Catering Inc.
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Entry of Order Approving Stipulation for Settlement of Claim

On June 10, 2011, the Superior Court of the State of California for the County of Los Angeles, Central District, entered an Order Approving Stipulation for Settlement of Claim (the “Court Order”) in the matter entitled “Socius CG II, Ltd., a Bermuda exempted company, Plaintiff vs. Kurrant Mobile Catering, Inc., d/b/a Cogito Media Group, Defendant, Case No. BC462845. The Court Order provides for the full and final settlement of the claim (the “Claim”) of the Plaintiff against Kurrant Mobile Catering, Inc., a Colorado corporation (the “Company”). The Plaintiff purchased  the Claim from 14 creditors of the Company (collectively, the “Creditors”), pursuant to the terms of those certain claim purchase agreements dated effective as of June 1, 2011 between the Plaintiff and each of the Creditors (collectively, the “Purchase Agreements"). The Claim consists of the right to receive payment of an aggregate of $260,432.72 pursuant to the terms of several invoices delivered to the Company by the Creditors. Pursuant to the terms of the Court Order, effective June 13, 2011, the Company issued and delivered to the Plaintiff an aggregate of 58,716,019  shares of common stock (the “Settlement Shares”), subject to adjustment as set forth in the Court Order.

The Settlement Shares represent approximately 9.9% of the total issued and outstanding shares of common stock of the Company immediately following the issuance of such Settlement Shares. The total number of shares of the Company’s common stock to be issued to the Plaintiff or its designee in connection with the Court Order will be adjusted on the 21st trading day following the date on which the Settlement Shares are issued, as follows: (i) if the number of VWAP Shares (as defined below) exceeds the number of Settlement Shares initially issued, then the Company will issue to the Plaintiff or its designee additional shares of the Company’s common stock equal to the difference between the number of VWAP Shares and the number of Settlement Shares, and (ii) if the number of VWAP Shares is less than the number of Settlement Shares, then the Plaintiff or its designee will return to the Company for cancellation that number of shares equal to the difference between the number of VWAP Shares and the number of Settlement Shares.

The number of VWAP Shares is equal to: (i) $260,432.72 divided by 70% of the volume weighted average price as reported by Bloomberg LP ("VWAP") of the Company's common stock over the 20-day trading period immediately following  the date of which the Settlement Shares were delivered to the Plaintiff, plus (ii) the Plaintiff’s actual legal fees, expenses and costs incurred in connection with this transaction, with the total dollar amount divided by the VWAP of the Company’s common stock over the 20-day trading period immediately following the date on which the Settlement Shares were delivered to the Plaintiff. In no event will the number of shares of common stock issued to the Plaintiff or its designee in connection with the settlement of the Claim, aggregated with all shares of common stock then owned or beneficially owned or controlled, collectively, by the Plaintiff and any of its affiliates, at any time exceeds 9.99% of the total number of shares of the Company’s common stock then outstanding.

The description of the Court Order does not purport to be complete and is qualified in its entirety by reference to the Court Order, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Effective June 13,  2011, the Board of Directors authorized the issuance of an aggregate of  58,716,019  shares of its common stock to the Plaintiff. The aggregate 58,716,019 shares of common stock issued to the Plaintiff  were issued to the Plaintiff in reliance on Section 3(a)(10) of the Securities Act of 1933, as amended.

Therefore, as of the date of this Current Report, there are approximately 696,449,978 shares of common stock issued and outstanding.

ITEM 8.01  OTHER EVENTS

Purchase Agreements with Creditors

On June 10, 2011, the Plaintiff and the Creditors entered into the respective Claim Purchase Agreements, which provide for the sale by each respective Creditor to the Plaintiff of such Creditor’s right to the respective Claim. As of the date of the Purchase Agreements, the Company was indebted to the Creditors for the unpaid aggregate amount of U.S.$260,432.72 with respect to to the Claim as follows:

Creditor	Claim
Thomson-Shore Inc.	$82,531.80	United States Dollars
Arsenault Business Staging Group Inc.	35,065.27	Canadian Dollars
Trilogy International Management Inc.	27,767.25	Canadian Dollars
Garnson & Wright Public Relation Inc.	19,858.45	United States Dollars
Marie Desjardins	11,461.36	Canadian Dollars
GBI Informatique & Tellecommunications	30,148.54	Canadian Dollars
Kayo Tomara	1,760.00	Canadian Dollars
Laura-Silvia Turlea	4,449.27	Candian Dollars
Fourniture de bureau Denis	2,150.40	Canadian Dollars
Ledgers	7,418.43	Canadian Dollars
GBH CPAs	17,668.00	United States Dollars
Timothy Craig	5,000.00	United States Dollars
Pierre Lherminier	3,500.00	European Dollars
Clare McKeon	7,627.00	Canadian Dollars

The description of the Purchase Agreements do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreements, which are filed as Exhibit 99.1 through 99.14 to this Current Report on Form 8-K and incorporated herein by reference.

Complaint for Damages

In connection with the purchase of the Claim, on June 3, 2011, the Plaintiff filed a complaint for damages against the Company with the Court. On June 9, 2011, counsel for the Company and counsel for the Defendant filed with the Court a joint ex parte application for court order approving stipulation for settlement of Claims. After holding a hearing, the Court issued the Court Order on June 10, 2011 as described in Item 1.01 of this Current Report on Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.1  Court Order of the Superior Court of the State of California for the County of Los Angeles, Case No. BC 462845 daed June 10, 2011.

99.1 Claim Purchase Agreement dated June 1, 2011 by and between Kurrant Mobile Catering and Thomson-Shore Inc.

99.2 Claim Purchase Agreement dated June 1, 2011 by and between Kurrant Mobile Catering and Arsenault Business Staging Group Inc.

99.3 Claim Purchase Agreement dated June 1, 2011 by and between Kurrant Mobile Catering and Trilogy International Management.

99.4 Claim Purchase Agreement dated June 1, 2011 by and between Kurrant Mobile Catering and Garson & Wright Public Relation Inc.

99.5 Claim Purchase Agreement dated June 1, 2011 by and between Kurrant Mobile Catering and Marie Desjardins.

99.6 Claim Purchase Agreement dated June 1, 2011 by and between Kurrant Mobile Catering and GBI Informatique & Telecommunications.

99.7 Claim Purchase Agreement dated June 1, 2011 by and between Kurrant Mobile Catering and Kayo Tomura.

99.8 Claim Purchase Agreement dated June 1, 2011 by and between Kurrant Mobile Catering and Laura-Silvia Turlea.

99.9 Claim Purchase Agreement dated June 1, 2011 by and between Kurrant Mobile Catering and Fourniture de bureau Denis.

99.10  Claim Purchase Agreement dated June 1, 2011 by and between Kurrant Mobile Catering and Ledgers.

99.11 Claim Purchase Agreement dated June 1, 2011 by and between Kurrant Mobile Catering and GBH  CPAs.

99.12 Claim Purchase Agreement dated June 1, 2011 by and between Kurrant Mobile Catering and Timothy Craig.

99.13 Claim Purchase Agreement dated June 1, 2011 by and between Kurrant Mobile Catering and Pierre Lherminier.

99.14 Claim Purchase Agreement dated June 1, 2011 by and between Kurrant Mobile Catering and Clare McKeon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGITO MEDIA GROUP INC.

DATE: June 14, 2011	By:	/s/Pierre Turgeon
Name: Pierre Turgeon
Title: President/Chief Executive Officer